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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.   20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                      January 30, 1997 (January 23, 1997)



                            Sport Supply Group, Inc.
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             (Exact name of registrant as specified in its charter)



       Delaware                        1-10704                    75-2241783
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(State or other                   (Commission File           (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


              1901 Diplomat Drive, Farmers Branch, Texas  75234
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              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (972) 484-9484


                               Not Applicable
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        (Former name or former address, if changed since last report)



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ITEM 8.  CHANGE IN FISCAL YEAR.

         On January 23, 1997 the Registrant changed its fiscal year end from October 31 (the fiscal year end used in its most recent filing with the Securities and Exchange Commission) to a new fiscal year end of September 30. An Annual Report on Form 10-K for the fiscal year ended September 30, 1997 will be the form on which the report covering the transition period will be filed by the Registrant.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Sport Supply Group, Inc.




Date:  January 30, 1997                    By:  /s/ Peter S. Blumenfeld
                                                -----------------------
                                                Peter S. Blumenfeld
                                                President and
                                                Chief Operating Officer





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